SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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QUALSTAR CORPORATION
(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Qualstar’s June 20, 2014 Press Release

On June 20, 2014, Qualstar Corporation (“Qualstar” or the “Company”) issued a press release announcing that it is holding its 2014 Annual Shareholder’s Meeting (the “2014 Annual Meeting”) at the Company’s Corporate Headquarters located at 3990-B, Heritage Oak Court, Simi Valley, California on Friday, June 27, 2014 at 10:00 A.M. (PDT). Qualstar reminds shareholders to fill out and vote the proxy card that accompanies the Amended Proxy Statement, dated June 11, 2014, which includes three proposals: (1) election of five directors; (2) advisory vote on executive compensation; and (3) ratification of the appointment of independent auditors.

Qualstar also announced, as a follow up to the Company’s prior announcement that it no longer qualifies for listing on the NASDAQ Global Market, that Qualstar has determined to transfer its listing to the NASDAQ Capital Market. Qualstar believes it meets all of the requirements to qualify for listing on the NASDAQ Capital Market.

A copy of Qualstar’s June 20, 2014 press release is attached hereto as an Exhibit.

Additional Information and Where to Find It

Qualstar, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Qualstar’s shareholders in connection with the 2014 Annual Meeting. Qualstar filed an amended proxy statement, dated June 11, 2014, with the SEC on June 12, 2014 in connection with the solicitation of proxies for the 2014 Annual Meeting (the “2014 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2014 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND TO FILL OUT THEIR PROXY CARDS AND VOTE AT THE 2014 ANNUAL MEETING. YOUR VOTE IS IMPORTANT.

Shareholders will be able to obtain, free of charge, copies of the 2014 Proxy Statement and any other documents filed by Qualstar with the SEC in connection with the 2014 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Steven N. Bronson, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. In addition, if you have any questions or require any assistance with voting your shares, please contact the Qualstar’s proxy solicitor AST Phoenix Advisors at 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219 or by telephone at (877) 283-0320.

Exhibit

Qualstar Announces Annual Shareholder’s Meeting.

Qualstar also provides an update on its NASDAQ Global listing.

SIMI VALLEY, Calif.--(BUSINESS WIRE)--Jun. 20, 2014-- Qualstar Corporation (NASDAQ: QBAK), a manufacturer of data security and archive storage solutions and high efficiency power supplies, is holding its 2014 Annual Shareholder’s Meeting (the “Meeting”) at the Company’s Corporate Headquarters located at 3990-B, Heritage Oak Court, Simi Valley, California on Friday, June 27th, 2014 at 10:00 A.M. (PDT). Qualstar reminds shareholders to fill out the proxy cards that accompany the Amended Proxy Statement, dated June 11, 2014, that include three proposals: (1) election of five directors; (2) shareholder advisory vote on executive compensation; and (3) ratification of the appointment of independent auditors. Copies of the Amended Proxy Statement are available on the Company’s website: www.Qualstar.com. If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor AST Phoenix Advisors at 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219 or by telephone at (877) 283-0320. The final results of the shareholder voting are subject to verification by the independent election inspectors and will be filed in a Form 8-K and available on the Company’s website following the Meeting.

As a follow up to Qualstar’s prior announcement that it no longer qualifies for listing on the NASDAQ Global Market, Qualstar has determined that it will transfer its listing to the NASDAQ Capital Market. We believe a listing on the NASDAQ Capital Market will maintain our visibility and shareholder liquidity on a national market. Qualstar believes it meets all the requirements to qualify for the NASDAQ Capital Market.

About Qualstar Corporation

Qualstar, founded in 1984, is a diversified electronics manufacturer specializing in data storage and power supplies. Qualstar's products are known throughout the world for high quality and Simply Reliable™ designs that provide years of trouble-free service. More information is available at www.qualstar.com or by phone at 805-583-7744.

FORWARD LOOKING STATEMENTS: This press release contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar's ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar's ability to successfully implement and recognize cost savings; Qualstar's ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar's new products; Qualstar's ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar's products; increased global competition and pricing pressure on Qualstar's products; and the risks related to actions of activist shareholders, including the amount of related costs. For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar's filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar's Annual Report on Form 10-K for the fiscal year ended June 30, 2013, the "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC's website (www.sec.gov) or from Qualstar's website (www.qualstar.com).

Contact:

Qualstar Corporation

Louann Negrete, CFO

louann.negrete@qualstar.com

805-416-7014